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                                                              Exhibit 10.11(2)

                                PLEDGE AGREEMENT

             PLEDGE AGREEMENT dated as of April 30, 1996 between GGS MANAGEMENT HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Pledgor"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as administrative agent for the Banks party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  GGS Management, Inc., a Delaware corporation (the "Company"), certain lenders (the "Banks") and the Administrative Agent are parties to a Credit Agreement dated as of April 30, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company.

                  To induce said Banks to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

                  Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

                  "Collateral" shall have the meaning ascribed thereto in
         Section 3 hereof.

                  "Collateral Account" shall have the meaning ascribed thereto in Section 4.01 hereof.

                  "Pledged Stock" shall have the meaning ascribed thereto in
         Section 3(a) hereof.

                  "Secured Obligations" shall mean, collectively, (a) the principal of and interest on the Loans made by the Banks to, and the Notes held by the Banks of, the Company and all other amounts from time to time owing to the Banks or the Administrative Agent by the Company under the Loan Documents, (b) all amounts from time to time owing by the Company to any Bank under any Interest Rate Protection Agreement and (c) all obligations of the Pledgor to the Banks and the Administrative Agent hereunder.

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                  "Uniform  Commercial  Code" shall mean the Uniform  Commercial
         Code as in effect from time to time in the State of New York.

                  Section 2. Representations and Warranties. The Pledgor represents and warrants to the Banks and the Administrative Agent that:

                  2.01 Corporate Existence. The Pledgor is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation.

                  2.02 Litigation. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Pledgor) threatened against the Pledgor that, if adversely determined, is reasonably likely (either individually or in the aggregate) to have a material adverse effect on the making or performance by the Pledgor of this Agreement or the validity or enforceability thereof.

                  2.03 No Breach.  None of the  execution  and  delivery of this
Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Pledgor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Pledgor is a party or by which is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Pledgor pursuant to the terms of any such agreement or instrument.

                  2.04 Corporate Action. The Pledgor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Pledgor of this Agreement have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Pledgor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the

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application  of  general  principles  of  equity  (regardless  of  whether  such enforceability is considered in a proceeding in equity or at law).

                  2.05 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange are necessary for the execution, delivery or performance by the Pledgor of this Agreement or for the validity or enforceability hereof except for (i) filings and recordings in respect of the Liens created pursuant to this Agreement, (ii) the approval of the insurance department or similar insurance regulatory or administrative authority or agency of the state in which an Insurance Subsidiary is domiciled or licensed to do an insurance business (and any Subsidiary of such Insurance Subsidiary that is also an Insurance Subsidiary) as may be required in connection with a foreclosure on the shares pledged under this Agreement.

                  2.06 Taxes. From and after the Closing Date, the Pledgor and its Subsidiaries will be members of an affiliated group of corporations eligible to file consolidated returns for Federal income tax purposes, of which the Pledgor will be the "common parent" (within the meaning of Section 1504 of the Code) of such group. As of the close of business on the Closing Date, the charges, accruals and reserves on the books of the Pledgor and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Pledgor, adequate.

                  2.07  Pledged Stock.

                  (a) The Pledgor is the sole beneficial owner of the Collateral and no Lien exists or will exist upon the Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for
(i) Liens permitted under Section 8.05 of the Credit Agreement and (ii) the pledge and security interest in favor of the Administrative Agent for the benefit of the Banks created or provided for herein, which pledge and security interest, upon delivery of the Pledged Shares to the Administrative Agent and assuming continuous possession thereof by the Administrative Agent, and upon the filing of appropriate financing statements in the jurisdictions specified by the Uniform Commercial Code in the case of Collateral other than the Pledged Shares, will constitute a first priority perfected pledge and security interest in and to all of the Collateral.

                  (b) The Pledged Stock represented by the certificates identified in Annex 1 hereto is, and all other Pledged Stock in which the Pledgor shall hereafter grant a security interest pursuant to Section 3 hereof


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will be, duly authorized,  validly existing,  fully paid and  non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the Company, upon the transfer of such Pledged Stock (except for any such restriction contained herein).

                  (c) The Pledged Stock represented by the certificates identified in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of the Company beneficially owned by the Pledgor on the date hereof (whether or not registered in the name of the Pledgor) and said Annex 1 correctly identifies, as at the date hereof, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

                  2.08 Investment Company Act. The Pledgor is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  2.09 Public Utility Holding Company Act. The Pledgor is not a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  Section 3. The Pledge. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby pledges and grants to the Administrative Agent, for the benefit of the Banks as hereinafter provided, a security interest in all of the Pledgor's right, title and interest in, to and under the following Property, whether now owned by the Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

                  (a) the shares of common stock of the Company represented by the certificates identified in Annex 1 hereto and all other shares of capital stock of whatever class of the Company, now or hereafter owned by the Pledgor, in each case together with the certificates evidencing the same (collectively, the "Pledged Stock");

                  (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or

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         return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                  (c) without affecting the obligations of the Pledgor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which the Company is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Pledgor itself) formed by or resulting from such consolidation or merger;

                  (d)  each Transaction Document;

                  (e)  the balance from time to time in the Collateral Account;
         and

                  (f) all  proceeds of and to any of the Property of the Pledgor described in the preceding clauses of this Section 3 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Pledgor in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers.

                  Section 4.  Cash Proceeds of Collateral.

                  4.01 Collateral Account. The Administrative Agent may establish with Chase a cash collateral account (the "Collateral Account") in the name and under the control of the Administrative Agent into which there shall be deposited from time to time the cash proceeds of any of the Collateral required to be delivered to the Administrative Agent pursuant hereto and into which the Pledgor may from time to time deposit any additional amounts that it wishes to pledge to the Administrative Agent for the benefit of the Banks as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Administrative

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Agent shall remit the collected balance standing to the credit of the Collateral
Account to or upon the order of the Pledgor as the Pledgor shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Banks as specified in Section 10.03 of the Credit Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time standing to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 4.09 hereof. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein. In addition to the foregoing, the Pledgor agrees that if the proceeds of any Collateral hereunder shall be received by it, the Pledgor shall as promptly as possible deposit such proceeds into the Collateral Account to the extent such proceeds are required to be delivered to the Administrative Agent pursuant hereto. Until so deposited, all such proceeds shall be held in trust by the Pledgor for and as the property of the Administrative Agent and shall not be commingled with any other funds or property of the Pledgor.

                  4.02 Investment of Balance in Collateral Account. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the Pledgor (or, after the occurrence and during the continuance of a Default, the Administrative Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Administrative Agent, provided that (i) at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Banks as specified in Section 10.03 of the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 6.09 hereof and (ii) if requested by the Pledgor, such Permitted Investments may be held in the name and under the control of one or more of the Banks (and in that connection each Bank, pursuant to Section
10.10 of the Credit Agreement has agreed that such Permitted Investments shall be held by such Bank as a collateral sub-agent for the Administrative Agent hereunder).

                  Section 5. Covenants. The Pledgor agrees that, until the payment and satisfaction in full of the Secured Obligations and the expiration or termination of the Commitments of the Banks under the Credit Agreement:

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                  5.01  Litigation.  The Pledgor will promptly give to each Bank
(a) notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, affecting the Pledgor, except proceedings that, if adversely determined, would not (either individually or in the aggregate) have a material adverse effect on the making
or   performance   by  the  Pledgor  of  this   Agreement  or  the  validity  or
enforceability thereof, (b) a copy of any written notice given by the Pledgor or any of its Subsidiaries to the Seller of any claim for damages resulting from breaches of the representations and warranties of the Sellers in the Superior Stock Purchase Agreement and (c) a copy of any written notice to arbitrate given or received by the Pledgor under Section 9.2 of the Superior Stock Purchase Agreement.

                  5.02 Corporate Existence, Etc. The Pledgor will: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could (either individually or in the aggregate) materially and adversely affect the making or performance by the Pledgor of this Agreement or the validity or enforceability thereof; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and permit representatives of any Bank or the Administrative Agent, during normal business hours, to examine, copy and make extracts from its books and records relating to the Collateral.

                  Section 6. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Pledgor hereby agrees with each Bank and the Administrative Agent as follows:

                  6.01  Delivery and Other Perfection.  The Pledgor shall:

                  (a) if any of the shares, securities, moneys or property required to be pledged by the Pledgor under clauses (a), (b) and (c) of
         Section 3 hereof are received by the Pledgor, forthwith either (x) transfer and deliver to the Administrative Agent such shares or

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         securities so received by the Pledgor  (together with the  certificates
         for  any  such  shares  and  securities   duly  endorsed  in  blank  or
         accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a), (b) and (c);

                  (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the Pledgor copies of any notices and communications received by it with respect to the Collateral);

                  (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

                  (d) permit representatives of the Administrative Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Administrative Agent to be present at the Pledgor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Pledgor with respect to the Collateral, all in such manner as the Administrative Agent may require.

                  6.02 Other Financing Statements and Liens. Without the prior written consent of the Administrative Agent (granted with the authorization of the Banks as specified in Section 10.09 of the Credit Agreement), the Pledgor

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shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Banks.

                  6.03 Preservation of Rights. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                  6.04  Collateral.

                  (1) The Pledgor will cause the Pledged Stock to constitute at all times 100% of the total number of shares of each class of capital stock of the Company then outstanding.

                  (2) So long as no Event of Default shall have occurred and be continuing, the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Stock for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any other instrument or agreement referred to herein or therein, provided that the Pledgor agrees that it will not vote the Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit
Agreement, the Notes or any such other instrument or agreement; and the Administrative Agent shall execute and deliver to the Pledgor or cause to be executed and delivered to the Pledgor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the rights and powers that it is entitled to exercise pursuant to this
Section 6.04(2).

                  (3) Unless and until an Event of Default has occurred and is continuing, the Pledgor shall be entitled to receive, retain and use any dividends on the Pledged Stock paid in cash out of earned surplus and all proceeds of all other Collateral.

                  (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Bank exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Notes or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Collateral shall be paid directly to the Administrative Agent and retained by it in the Collateral Account as part of the Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, the Pledgor agrees to execute

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and  deliver  to  the  Administrative  Agent  appropriate  additional  dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of the Pledgor (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to the Pledgor.

                  6.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing, but subject to the provisions of Section 7.11 hereof:

                  (a) the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and the Pledgor agrees to take all such action as may be appropriate to give effect to such right);

                  (b) the Administrative Agent in its discretion may, in its name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  (c) the Administrative Agent may, upon ten business days' prior written notice to the Pledgor of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Administrative Agent, the Banks or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is

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         required above or by applicable statute and cannot be waived),  and the
         Administrative Agent or any Bank or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Pledgor, any such demand, notice and right or equity being hereby expressly waived and released. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection,  sale or other  disposition  under this Section
6.05 shall be applied in accordance with Section 6.09 hereof.

                  The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed, for that reason alone, not to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Company or issuer thereof to register it for public sale.

                  6.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Pledgor shall remain liable for any deficiency.

                  6.07 Removals, Etc. Without at least 30 days' prior written notice to the Administrative Agent, the Pledgor shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain

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its principal place of business at any place other than at the address indicated
beneath its signature hereto or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

                  6.08 Private Sale. The Administrative Agent and the Banks shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 6.05 hereof conducted in a commercially reasonable manner. The Pledgor hereby waives any claims against the Administrative Agent or any Bank arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

                  6.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under Section 4 hereof or this Section 6, shall be applied by the Administrative Agent:

                  First,  to the  payment  of the  costs  and  expenses  of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent in connection therewith;

                  Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Banks holding the same may otherwise agree; and

                  Finally, to the payment to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                  As used in this Section 6, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization,

GGS Pledge Agreement
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                                     - 13 -

liquidation or adjustment of debt of the Pledgor or any issuer of or obligor on any of the Collateral.

                  6.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Section 6 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 6 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  6.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Pledgor shall deliver to the Administrative Agent all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

                  6.12 Termination. When all Secured Obligations shall have been paid in full and the Commitments of the Banks under the Credit Agreement shall have expired or been terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Pledgor.

                  6.13 Further Assurances. The Pledgor agrees that, from time to time upon the written request of the Administrative Agent, the Pledgor will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

                              GGS Pledge Agreement
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                                     - 14 -

                  Section 7.  Miscellaneous.

                  7.01 No Waiver. No failure on the part of the Administrative Agent or any Bank to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Bank of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                  7.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  7.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Pledgor and the Administrative Agent (with the consent of the Banks as specified in Section 10.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Administrative Agent and each Bank, each holder of any of the Secured Obligations and the Pledgor.

                  7.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Pledgor, the Administrative Agent, the Banks and each holder of any of the Secured Obligations (provided, however, that the Pledgor shall not assign or transfer its rights hereunder without the prior written consent of the Administrative Agent).

                  7.05 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  7.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the

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                                     - 15 -

same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

                  7.07 Governing Law, Etc. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. The Pledgor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Pledgor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE PLEDGOR, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS E AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  7.08 Agents and Attorneys-in-Fact. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                  7.09 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Banks in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  7.10 The Administrative Agent. As provided in Section 10 of the Credit Agreement, each Bank has appointed The Chase Manhattan Bank (National Association) as its agent for purposes of this Agreement. Following the payment in full of all Secured Obligations outstanding under the Credit Agreement and the termination or expiration of the Commitments thereunder, the provisions of said Section 10 shall be deemed to continue in full force and effect for the

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
                                     - 16 -

benefit of the Administrative Agent under this Agreement. In that connection, following such payment in full and expiration and termination of the Commitments, the term "Majority Banks" (as defined in said Section 1.01) shall be deemed to refer to Banks holding Secured Obligations representing more than 50% of the aggregate Secured Obligations.

                  7.11 Certain Regulatory Requirements. The Administrative Agent hereby acknowledges that, in connection with any exercise by it of the rights and remedies afforded to it hereunder, it may be necessary to provide notice to and/or obtain the prior consent or approval of certain governmental authorities. Notwithstanding anything to the contrary contained herein, the Administrative Agent will not take any action pursuant to this Agreement which would constitute or result in any transfer of control over the Company, or any other action, if such action, in either case, requires notice to and/or the prior consent or approval of governmental authorities without first providing such notice and/or obtaining such consent or approval. Upon the exercise by the Administrative Agent of any power, right or privilege or remedy pursuant to this e Agreement which requires any consent, approval, recording, qualification or authorization of any governmental authority, the Pledgor will, and will cause the Company to,
(a) execute and deliver, or cause the execution and delivery of, all applications, instruments or other documents and papers that the Administrative Agent may reasonably require to be obtained for such governmental consent, approval, recording, qualification or authorization, (b) use its best efforts otherwise to secure such governmental consent, approval, recording, qualification or authorization and (c) take no action inconsistent therewith. The Pledgor acknowledges that the Administrative Agent has no adequate remedy at law for the breach of any obligation of this Section 7.11, and that such obligations shall be enforceable by specific performance.


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                                     - 17 -

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                           GGS MANAGEMENT HOLDINGS, INC.


                                           By /s/ Alan G. Symons
                                              Title:

                                           THE CHASE MANHATTAN BANK
                                           (NATIONAL ASSOCIATION),
                                            as Administrative Agent


                                           By /s/ J. David Parker, Jr.
                                               Title: Vice President

                              GGS Pledge Agreement

                                                                       ANNEX 1

                                  PLEDGED STOCK

                           [See Section 2(b) and (c)]

                 Certificate      Registered
Issuer               Nos.         Owner                Number of Shares

GGS Management,      C1           GGS Management      1,000 shares of
Inc.                              Holding, Inc.       common stock, par
                                                      value $0.01 per share



                  Annex 1 to GGS Guarantee and Pledge Agreement